                                                                      Exhibit 99

                                  NEWS RELEASE
                                                           CONTACT ERIC GRAAP
                                                           (540) 349-0212 or
                                                         egraap@fauquierbank.com

       FAUQUIER BANKSHARES, INC. ANNOUNCES RECORD SECOND QUARTER EARNINGS

         WARRENTON, VA, July 15, 2004 - Fauquier Bankshares, Inc. (NASDAQ
SmallCap: FBSS), today reported net income for the quarter ended June 30, 2004 was $1,084,000, or $0.31 per diluted share, compared with $946,000, or $0.27 per diluted share, for the second quarter of 2003. The 15% increase in quarterly net income was primarily attributable to a 19% rise in net interest income and 43% earnings growth in Wealth Management Services income. These figures were partially offset by a 16% increase in other expenses. The increase in expenses was attributable to the strong loan growth over the last 12 months, and the opening of a new retail branch. Return on average assets was 1.07% and return on average equity was 15.04%, compared with 1.11% and 13.93% respectively for the same quarter in 2003. For the six months ended June 30, 2004, net income was $2,154,000, or $0.61 per diluted share, compared with $2,037,000, or $0.59 per diluted share for the first six months of 2003.

         "For the June 2004 quarter, Fauquier Bankshares increased its profitability by 15%; generated double-digit annual growth in its loan, deposit and wealth management business lines; and improved its already strong credit quality," commented Randy K. Ferrell, President and CEO of Fauquier Bankshares, Inc. "In May, we opened our eighth full service branch in Bealeton to better serve southern Fauquier County, and have been quite pleased with its initial performance. In early July, we completed the renegotiation and signed a letter agreement with our outsourced data processing service provider, which, contingent upon a legal review of the final contract, is projected to reduce the Bank's operating expenses by approximately $250,000 annually for the next five years."

         Net loans and total deposits were $316.3 million and $359.4 million, respectively, at June 30, 2004, an increase of 28% and 12%, respectively, since June 30, 2003. At June 30, 2004, Wealth Management Services had approximately $229 million in assets under management, a growth of 15% from June 30, 2003. Non-performing loans were 0.30% of total loans, at June 30, 2004, compared with 0.40% of total loans one year earlier. Fauquier Bankshares and The Fauquier Bank, its primary subsidiary, have combined assets of $414.5 million and total shareholders' equity of $28.9 million at June 30, 2004.

         The Fauquier Bank, an independent, locally-owned, community bank, offers a full range of financial services, including internet banking, commercial, retail, insurance and wealth management services, through eight banking offices and nine ATM locations throughout Fauquier County and Manassas, Virginia. Additional information may be found by contacting us on the internet at www.fauquierbank.com or by calling:(800) 638-3798.

         This press release may contain "forward-looking statements" as defined by federal securities laws. These statements address issues that involve risks, uncertainties, estimates and assumptions made by management, and actual results could differ materially from the results contemplated by these forward-looking statements. Factors that could have a material adverse effect on the operations and future prospects of the company include, but are not limited to, changes in: interest rates, general economic conditions, legislative/regulatory policies, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the company's market area, and accounting principles, policies and guidelines. Other risk factors are detailed from time to time in the company's Securities and Exchange Commission filings. Readers should consider these risks and uncertainties in evaluating forward-looking statements and should not place undue reliance on such statements. Fauquier Bankshares, Inc. undertakes no obligation to update these statements following the date of this press release.

#####

                     FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                            CONSOLIDATED BALANCE SHEETS

                                                                              Unaudited               Audited
                                                                            JUNE 30, 2004        DECEMBER 31, 2003
                                                                            -------------        -----------------
ASSETS
Cash and due from banks                                                     $  23,863,349          $  11,808,387
Interest-bearing deposits in other banks                                          209,703                142,042
Federal funds sold                                                              1,740,000                     --
Securities, at fair value                                                      52,032,855             52,386,006
Loans, net of allowance for loan losses of $3,801,691
  in 2004 and $3,575,002 in 2003                                              316,348,057            295,311,745
Bank premises and equipment, net                                                8,657,409              7,875,424
Accrued interest receivable                                                     1,279,030              1,233,004
Other assets                                                                   10,352,448              9,703,670
                                                                            -------------          -------------
Total assets                                                                $ 414,482,851          $ 378,460,278
                                                                            =============          =============



LIABILITIES
Deposits:
  Noninterest-bearing                                                       $  86,964,048          $  73,128,879
  Interest-bearing                                                            272,397,823            247,999,697
                                                                            -------------          -------------
    Total deposits                                                          $ 359,361,871          $ 321,128,576
Federal funds purchased                                                            21,000              2,000,000
Dividends payable                                                                      --                430,590
Federal Home Loan Bank advances                                                20,000,000             20,000,000
Company-obligated mandatorily redeemable capital securities                     4,000,000              4,000,000
Other liabilities                                                               2,222,355              2,438,327
Commitments and contingent liabilities                                                 --                     --
                                                                            -------------          -------------

Total liabilities                                                           $ 385,605,226          $ 349,997,493
                                                                            -------------          -------------


SHAREHOLDERS' EQUITY
Common stock, par value, $3.13; authorized 8,000,000 shares;
  issued and outstanding, 2004, 3,322,226 shares; 2003, 3,312,230 shares       10,398,567             10,367,280
Retained earnings                                                              18,862,587             18,082,684
Accumulated other comprehensive income, net                                      (383,529)                12,821
                                                                            -------------          -------------
    Total shareholders' equity                                              $  28,877,625          $  28,462,785
                                                                            -------------          -------------

    Total liabilities and shareholders' equity                              $ 414,482,851          $ 378,460,278
                                                                            =============          =============

                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
                FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003


                                                                                 2004                  2003
                                                                             -----------            -----------
INTEREST INCOME
  Interest and fees on loans                                                 $ 9,590,001             $ 8,104,995
  Interest and dividends on securities available for sale:
    Taxable interest income                                                      705,809                 908,382
    Interest income exempt from federal income taxes                              28,791                  38,037
    Dividends                                                                     64,229                 121,347
  Interest on federal funds sold                                                  20,463                  36,739
  Interest on deposits in other banks                                             18,260                     728
                                                                             -----------             -----------
    Total interest income                                                     10,427,553               9,210,228
                                                                             -----------             -----------

INTEREST EXPENSE
  Interest on deposits                                                         1,524,079               1,597,173
  Interest on federal funds purchased                                             33,802                   5,381
  Interest on Federal Home Loan Bank advances                                    407,254                 349,682
  Distribution on capital securities of subsidiary trust                          96,032                  99,257
                                                                             -----------             -----------
    Total interest expense                                                     2,061,167               2,051,493
                                                                             -----------             -----------

    Net interest income                                                        8,366,386               7,158,735

Provision for loan losses                                                        308,333                 230,000
                                                                             -----------             -----------

    Net interest income after
     provision for loan losses                                                 8,058,053               6,928,735
                                                                             -----------             -----------

OTHER INCOME
  Wealth management income                                                       633,321                 434,775
  Service charges on deposit accounts                                          1,235,474               1,252,439
  Other service charges, commissions and fees                                    623,487                 642,433
  Other operating income                                                          24,317                  19,750
                                                                             -----------             -----------
    Total other income                                                         2,516,599               2,349,397
                                                                             -----------             -----------

OTHER EXPENSES
  Salaries and employees' benefits                                             3,838,583               3,171,348
  Net occupancy expense of premises                                              427,718                 415,021
  Furniture and equipment                                                        609,517                 584,266
  Other operating expenses                                                     2,633,460               2,211,141
                                                                             -----------             -----------
    Total other expenses                                                       7,509,278               6,381,776
                                                                             -----------             -----------

    Income before income taxes                                                 3,065,374               2,896,356
                                                                             -----------             -----------

Income tax expense                                                               911,356                 859,164
                                                                             -----------             -----------

    Net Income                                                               $ 2,154,018             $ 2,037,192
                                                                             ===========             ===========

EARNINGS PER SHARE, basic                                                    $      0.65             $      0.61
                                                                             ===========             ===========

EARNINGS PER SHARE, assuming dilution                                        $      0.61             $      0.59
                                                                             ===========             ===========

DIVIDENDS PER SHARE                                                          $      0.27             $      0.23
                                                                             ===========             ===========

                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
               FOR THE THREE MONTHS ENDED JUNE 30, 2004 AND 2003


                                                                                   2004                  2003
                                                                                ----------            ----------
INTEREST INCOME
  Interest and fees on loans                                                    $4,865,129             $4,126,471
  Interest and dividends on securities available for sale:
    Taxable interest income                                                        361,012                378,356
    Interest income exempt from federal income taxes                                14,343                 18,375
    Dividends                                                                       48,207                 61,894
  Interest on federal funds sold                                                    20,442                 33,599
  Interest on deposits in other banks                                               11,533                    267
                                                                                ----------             ----------
    Total interest income                                                        5,320,666              4,618,962
                                                                                ----------             ----------

INTEREST EXPENSE
  Interest on deposits                                                             792,425                805,018
  Interest on federal funds purchased                                                2,483                     --
  Interest on Federal Home Loan Bank advances                                      196,374                175,807
  Distribution on capital securities of subsidiary trust                            47,802                 49,257
                                                                                ----------             ----------
    Total interest expense                                                       1,039,084              1,030,082
                                                                                ----------             ----------

    Net interest income                                                          4,281,582              3,588,880

Provision for loan losses                                                          154,166                155,000
                                                                                ----------             ----------

    Net interest income after
     provision for loan losses                                                   4,127,416              3,433,880
                                                                                ----------             ----------

OTHER INCOME
  Wealth management income                                                         308,632                216,020
  Service charges on deposit accounts                                              636,870                620,381
  Other service charges, commissions and fees                                      289,033                368,936
  Other operating income                                                            23,587                 10,378
                                                                                ----------             ----------
    Total other income                                                           1,258,122              1,215,715
                                                                                ----------             ----------

OTHER EXPENSES
  Salaries and employees' benefits                                               1,951,551              1,585,051
  Net occupancy expense of premises                                                215,954                206,418
  Furniture and equipment                                                          310,125                292,577
  Other operating expenses                                                       1,354,505              1,216,197
                                                                                ----------             ----------
    Total other expenses                                                         3,832,135              3,300,243
                                                                                ----------             ----------

    Income before income taxes                                                   1,553,403              1,349,352
                                                                                ----------             ----------

Income tax expense                                                                 469,322                403,154
                                                                                ----------             ----------

    Net Income                                                                  $1,084,081             $  946,198
                                                                                ==========             ==========

EARNINGS PER SHARE, basic                                                       $     0.33             $     0.28
                                                                                ==========             ==========

EARNINGS PER SHARE, assuming dilution                                           $     0.31             $     0.27
                                                                                ==========             ==========

DIVIDENDS PER SHARE                                                             $     0.14             $     0.12
                                                                                ==========             ==========